UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
March 16, 2007 (March 16, 2007)
STERLING CHEMICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-50132 (Commission File No.)	76-0502785 (IRS Employer Identification No.)

333 Clay Street, Suite 3600 Houston, Texas (Address of principal execute offices)	77002-4109 (Zip Code)
(713) 650-3700
(Registrant’s telephone number, including area code)
Not Applicable
(Former names or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operation and Financial Condition.
     On March 15, 2007, Sterling Chemicals, Inc. (“Sterling”) filed its Annual Report on Form 10-K for the year ended December 31, 2006. This Current Report on Form 8-K is being filed pursuant to Item 2.02 of Form 8-K to disclose financial results for the fiscal year ended December 31, 2006 not previously disclosed in Sterlings’ Annual Report, pursuant to Exhibit 99.1 hereto.
     The information contained in Exhibit 99.1 is incorporated herein by reference. The information in this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.
     Certain statements in this Current Report on Form 8-K that are not historical fact may be “forward-looking statements.” Actual events may differ materially from those projected in any forward-looking statement. There are a number of important factors involving risks and uncertainties beyond the control of Sterling that could cause actual events to differ materially from those expressed or implied by such forward-looking statements. A description of risks and uncertainties relating to Sterling and its industry and other factors, which could affect Sterling’s results of operations or financial condition, are included in Sterling’s Securities and Exchange Commission filings. Sterling undertakes no obligation to publicly update or revise any forward-looking statements to reflect events or circumstances that may arise after the date of this Current Report on Form 8-K.
Item 7.01 Regulation FD Disclosure.
     The disclosure contained in Item 2.02 is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
     Exhibits

Exhibit Number	Description
99.1	Financial Results for the Year Ended December 31, 2006.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 16, 2007	STERLING CHEMICALS, INC.
	By:	/s/ Paul G. Vanderhoven
Paul G. Vanderhoven
Senior Vice President -- Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Financial Results for the Year Ended December 31, 2006.